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                                                                    EXHIBIT 23.2

                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Patriot Scientific Corporation
San Diego, California

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated December 17, 1996 relating to the financial statements of Metacomp, Inc., referred to in Patriot Scientific Corporation's Annual Report on Form 10-KSB for the year ended May 31, 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/  HARLAN & BOETTGER, LLP

San Diego, California
July 17, 1997



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